UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant      ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

NEW ERA ENERGY & DIGITAL, INC.

(Name of Registrant As Specified In Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on Wednesday, December 16, 2026, 10:00AM Eastern Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/NUAI/2026. If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before December 9, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of New Era Energy & Digital, Inc. The 2026 Annual Meeting of Stockholders of New Era Energy & Digital, Inc. will be held virtually on Wednesday, December 16, 2026, 10:00AM Eastern Time. As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/NUAI/2026 and using the Virtual Control Number above. Your registration must be received by 11:59PM Eastern Time on December 15, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement. The Board recommends a vote “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2 and 3. Proposal 1. To elect five (5) nominees to serve on the Board of Directors of the Company until the 2027 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (1) Charles Nelson (2) Peter (“P.J.”) Lee (3) Ondrej Sestak (4) Ted Warner (5) Trent Yang Proposal 2. To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent auditors for the year ending December 31, 2026; Proposal 3. To approve a proposal to adjourn the Annual Meeting to a later date or dates, whether or not a quorum is present, if more time is necessary or appropriate, to obtain a quorum or solicit additional proxies in favor of the proposals set forth above; Note: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

Internet: Go to https://web.viewproxy.com/NUAI/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Via Internet prior to the Annual Meeting: Go to www.AALvote.com/NUAI Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/NUAI Have your 11-digit Virtual Control Number available and follow the prompts. VOTING METHODS CONTROL NUMBER